Exhibit 10.11

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (this “Agreement”) is made and entered into as of August 7, 2026, by and among Wave Life Sciences Ltd., a Singapore public limited company (the “Assignor” or the “Company”), Wave Life Sciences, Inc., a Delaware corporation (the “Assignee” or “Wave-Delaware”), and Pfizer Ventures (US) LLC (as successor by assignment to C.P. Pharmaceuticals International C.V., a Netherlands limited partnership (commanditaire vennootschap)) (“Purchaser”). The Company, Wave-Delaware, and Purchaser are sometimes referred to herein, collectively, as the “Parties” and each individually as a “Party”. Terms used but not otherwise defined herein shall have their respective meanings given in the Purchase Agreement (as defined below).

WHEREAS, the Company and Purchaser are party to that certain Share Purchase Agreement, dated as of May 5, 2016 (the “Purchase Agreement”), pursuant to which the Purchaser subscribed for and the Company allotted and issued 1,875,000 ordinary shares of the Company (“Ordinary Shares”);

WHEREAS, pursuant to a scheme of arrangement under Singapore law (the “Scheme of Arrangement”), effective as of the date hereof, among other things, (i) Wave-Delaware became the ultimate parent company of the Wave group of companies and the Company became a wholly owned subsidiary of Wave-Delaware, and (ii) each issued Ordinary Share was exchanged for one (1) share of common stock of Wave Delaware (“Wave-Delaware Common Stock”), such that Purchaser’s 1,875,000 Ordinary Shares were exchanged for 1,875,000 shares of Wave-Delaware Common Stock;

WHEREAS, the Company wishes to assign to Wave-Delaware, and Wave-Delaware wishes to accept and assume from the Company, all of its rights, title, obligations, duties, liabilities and interest in, to and under the Purchase Agreement (the “Assignment”);

WHEREAS, Purchaser has agreed to consent to the Assignment; and

WHEREAS, Section 7(e) of the Purchase Agreement provides that the Purchase Agreement may be amended only by the written agreement of the Company and Purchaser, and the Parties wish to amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set out herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Article I.
Assignment and Assumption.
a.
Effective as of immediately following the effective time of the Scheme of Arrangement (the “Effective Time”), Assignor hereby transfers and assigns to Assignee all of Assignor’s right, title, obligations, duties, liabilities, responsibilities and interest in, to and under the Purchase Agreement (collectively, the “Assigned Rights and Obligations”).

b.
Effective as of immediately following the Effective Time, Assignee hereby irrevocably accepts such transfer and assignment of the Assigned Rights and Obligations to itself and irrevocably agrees and undertakes to duly perform and discharge all of the duties, liabilities, responsibilities and obligations arising out of, related to or under the Purchase Agreement, agrees to be bound by the terms and conditions of the Purchase Agreement, and shall be entitled to the rights and benefits of the Purchase Agreement, in each case as if Assignee were named as a party to the Purchase Agreement in the place of Assignor.
c.
Purchaser hereby (i) consents to the Assignment, (ii) waives any rights it may have under the Purchase Agreement in connection with the Assignment, including, without limitation, any rights to notification, and (iii) acknowledges and agrees that the Assignment will not constitute a breach of the Purchase Agreement or entitle Purchaser to any remedies that may otherwise be available thereunder in connection with a breach of the Purchase Agreement. Purchaser further acknowledges and agrees that Assignor shall have no further liability or obligation to Purchaser under the Purchase Agreement and Purchaser shall look only to Assignee with respect to the performance of all duties and obligations under or with respect to the Purchase Agreement.
Article II.
Amendments to the Purchase Agreement. Effective as of immediately following the Effective Time, the Purchase Agreement is hereby amended as follows:
a.
All references to “Wave Life Sciences Ltd.” or “Wave Life Sciences Ltd., a Singapore public limited company” in the Purchase Agreement shall, with respect to all rights, obligations, covenants and agreements to be performed from and after the date hereof, be deemed to refer to “Wave Life Sciences, Inc.” or “Wave Life Sciences, Inc., a Delaware corporation,” as applicable, and Wave-Delaware shall hereafter constitute the “Company” for all purposes under the Purchase Agreement; provided, that the representations and warranties of Assignor set forth in Section 3 of the Purchase Agreement shall continue to speak as of the Effective Date on which they were made and shall not be deemed remade by Assignee and references to “the Company” for purposes of Section 3 of the Purchase Agreement shall continue to refer to Wave Life Sciences Ltd.
b.
All references to “Ordinary Shares” and “Shares” shall be deemed to refer to the shares of Wave-Delaware Common Stock issued in exchange therefor in the Scheme of Arrangement. For the avoidance of doubt, the shares of Wave-Delaware Common Stock issued in respect of the Ordinary Shares in the Scheme of Arrangement constitute “Registrable Securities” for purposes of Section 6 of the Purchase Agreement.
Article III.
Miscellaneous.
a.
Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, each of the successors and assigns of the Parties and, except as otherwise expressly provided in the Purchase Agreement, each other person who shall become a registered holder named in a certificate evidencing Shares transferred to such holder by Purchaser or its permitted transferees, and (except as aforesaid) its legal representatives, successors and assigns.
b.
Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any Party without the prior written consent of the non-assigning Party; provided, however, that Purchaser may assign this Agreement and its rights and obligations hereunder without the other party’s consent to an Affiliate of Purchaser, provided that Purchaser shall remain liable to Assignee for the performance of all such obligations by such Affiliate.
c.
Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York without regard to its principles of conflicts of laws.
d.
Entire Agreement. This Agreement, the Purchase Agreement and the Research Agreement contain the entire agreement among the Parties with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.
e.
No Other Amendments. The Parties agree that, except as expressly provided by Article I and Article II hereof, the Purchase Agreement shall remain unchanged and in full force and effect and nothing contained herein shall abrogate, prejudice, diminish or otherwise affect any powers, rights or remedies or obligations of any party thereunder. Each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Purchase Agreement as amended by this Agreement.
f.
Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
g.
Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.
h.
Amendments. This Agreement may be amended, and compliance with the provisions of this Agreement may be omitted or waived, only by the written agreement of the Parties.
i.
Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. This Agreement may be executed and delivered by facsimile, or by email in portable document format (.pdf), and upon such delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other Parties.
j.
Further Assurances. Each Party agrees that it shall, promptly upon request of another Party, execute, acknowledge (as appropriate) and deliver to the other such further assurances and take such further actions as may be reasonably required or appropriate to perfect the assignment and assumption of the Purchase Agreement and otherwise carry out the intent and purpose of this Agreement.

(signature pages follow)

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

ASSIGNOR:

WAVE LIFE SCIENCES LTD.

By: /s/ Paul B. Bolno

Name: Paul B. Bolno, M.D., MBA

Title: President and Chief Executive Officer

ASSIGNEE:

WAVE LIFE SCIENCES, INC.

By: /s/ Linda Rockett

Name: Linda Rockett, JD

Title: SVP, General Counsel

PURCHASER:

PFIZER VENTURES (US) LLC

By: /s/ Andrew J. Muratore

Name: Andrew J. Muratore

Title: Vice President

[Signature Page to Assignment, Assumption and Amendment Agreement – Pfizer]